EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the “Company”) for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, (the “Quarterly Report”), I, Eric H. Paulson, Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2006	By /s/ Eric H. Paulson
Eric H. Paulson
Chairman of the Board and Chief Executive Officer

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